Exhibit 99.1

Caraco Pharmaceutical
Laboratories, Ltd.

Safe Harbor: This presentation contains forward-
looking statements made pursuant to the safe-
harbor provisions of the Private Securities Litigation
Reform Act of 1995. Such statements are based on
management's current expectations and are subject
to risks and uncertainties that could cause actual
results to differ materially from those described in
the forward-looking statements. These risks and
uncertainties are contained in the Corporation's
filings with the Securities and Exchange
Commission. These forward-looking statements
represent our judgment as of the date of this report.
We disclaim, however, any intent or obligation to
update our forward-looking statements.

Generic Pharmaceutical Industry
Overview

The Generic Pharmaceutical Industry Primarily Consists of  Generic
Versions of Brand Pharmaceuticals that have Lost Their Patent
Exclusivity or are Products that do not Infringe the Innovator’s Patent

U.S. Brand Pharmaceutical Sales for 2005 were $229.5 billion. U.S.
Generic Pharmaceutical Sales were $22.3 billion, representing an increase of 10% from 2004 (Source: IMS Health)

The Generic Industry was Expected to Grow by Roughly 13% in 2006
(Source: IMS Health)

Generic Pharmaceuticals Account for 56% of All Prescriptions
Dispensed in the United States (Source: GPHA)

Blockbuster Products Coming off Patent Were Valued at $22 Billion in
2006, $27 billion in 2007, and $29 billion in 2008 (Source: Bain &
Company)

Caraco Pharmaceutical Laboratories, Ltd.
Company Overview

Established in 1984, Based in Detroit, MI

Caraco Develops, Manufactures, Markets and Distributes
Generic and Private-label Pharmaceuticals

In 1997, Sun Pharmaceutical Industries Inc. Invested $7.5
Million in Caraco Through a Stock Purchase Agreement

Caraco Signed an Agreement with Sun for the Transfer of 25
Products in 2002

At the Beginning of Calendar 2007, Caraco Entered into a
Definitive Agreement to Market Sun ANDAs

Total of Three Definitive Agreements Signed with Third Party
Developers or Formulators

Sun Pharmaceutical Industries, Ltd.

Established in 1983, Sun Focuses on
Specialty Pharmaceuticals and Active
Pharmaceutical Ingredients (API’s)

Fifth Largest Pharmaceutical Company in
India

Together, the Technology Transfer and
Marketing Agreements Currently Represent
61 Products Awaiting Approval at the FDA

Caraco Pharmaceutical Laboratories, Ltd.
What sets us apart?

Size of our Product Portfolio vs. the Size of
Company

Experienced Management Team

Vertically Integrated via Sun API’s

Disciplined Management

Ability to Service our Customers’ Immediate
Needs

Caraco Overview
 What sets us apart?

Diverse Paths of Development

Building to fit the Current Environment

Improved Customer Mix

Removal of Barriers, Execution

Caraco Pharmaceutical Laboratories, Ltd.
Product Market Share Trends

Caraco is Currently Marketing 27 Generic
Pharmaceuticals and One Brand Product

Caraco Launched One Product in the Third Quarter
of Fiscal 2007; YTD Caraco has Launched Four
Products

14 of the 27 Products are in the Top Three of Generic
Market Share

Tramadol with Acetaminophen (generic Ultracet®)
was the Fastest Ramp up in Market Share in
Caraco’s History Representing Approximately 18.5%
in Three Months

Caraco Pharmaceutical Laboratories, LTD
Product Market Share Trends

12

ZONISAMIDE

Zonegran®

8

BACLOFEN

Lioresal®

12

TIZANIDINE

Zanaflex®

5

DIGOXIN

Lanoxin®

3

TRAMADOL W/
APAP

Ultracet®

8

CLONAZEPAM

Klonopin®

13

TRAMADOL

Ultram®

1

PAROMOMYCIN**

Humatin®

7

CHOLINE MAG

Trilisate®

7

GLIPIZIDE

Glucotrol®

6

TICLOPIDINE

Ticlid®

13

METFORMIN

Glucophage®

10

CARBMAZ 200MG

Tegretol®

11

METFORMIN ER

Glucophage XR®

5

CARBMAZ 100MG

Tegretol®

11

SALSALATE

Disalcid®

10

MIRTAZAPINE

Remeron®

3

PHENYTOIN

Dilantin®

11

GABAPENTIN

Neurontin®

8

MEPERIDINE

Demerol®

Mobic®

Midrin®

Luvox®

Lopressor®

Brand Reference

MELOXICAM

MIDRIN CAPS

FLUVOX

METOPROLOL

Product

17

N/A

8

7

# of
Generics

9

OXAPROZIN

Daypro®

4

CLOZAPINE

Clozaril®

11

CITALOPRAM

Celexa®

5

FLURBIPROF

Ansaid®

# of
Generics

Product

Brand Reference

*Orange indicates top three market share, Green indicates recent move into top three market share

**Yellow indicates that Caraco is the only generic

Caraco Pharmaceutical Laboratories, Ltd.
Financial Overview

Surpassed Record Annual Sales and Net Income Through Nine
Months of Fiscal 2007 ($84 Million); Net Sales Growth of 45%
Over Corresponding Period of Fiscal 2006

Year-to-Date Gross Profit Margin of Approximately 49%, which is Above the Generic Industry Average

SG&A as a Percentage of Net Sales, Declined to 8% for the Nine
Months of Fiscal 2007, as Compared to 10% for the
Corresponding Period of Fiscal 2006. Peer Group SG&A as a
Percentage of Net Sales is Estimated to be in the Mid to Upper
Teens as a Percentage

Investing in the Business – R&D Investments as a Percentage
of Net Sales were 22%

$85
$65
$45
$25
$5
($15)
46
26
11
15
16
60
36
(0)
25
22
83
41
(10)
25
9
84
42
17
31
20
2003
2004
F2006*
YTD F2007
Net Sales
Gross Profit
Net Income
Net Cash Income
Cash Flow from operations

Caraco Pharmaceutical Laboratories, Ltd.
Annual Historical Results (in US $ millions)

*Change in fiscal year

$120
$100
$80
$60
$40
$20
$0
25
28
31
83
84
107
Actual Q1 F2007
Actual Q2 F2007
Actual Q3 F2007
Actual F2006*
Actual YTD F2007
Forecast F2007
Net Sales
Represents 30% growth over Fiscal 2006

Caraco Pharmaceutical Laboratories, Ltd.
Net Sales for Fiscal 2007 (YTD)
(in US $ millions)

* Change in fiscal year

Third Quarter Fiscal 2007
Financial Overview

Third Quarter Net Sales Growth of 51%

Gross Profit Margin of 48%

Successive Quarterly Growth of 11% over
the Second Quarter of 2007

$35
$30
$25
$20
$15
$10
$5
$0
-$5
-$10
21
10
(1)
7
5
25
13
(6)
8
4
25
13
5
10
7
28
14
2
10
8
31
15
10
11
5
Q3-F2006
Q4-F2006
Q1-F2007
Q2-F2007
Q3-F2007
Net Sales
Gross Profit
Net Income
Net Cash Income
Cash Flow from operations

Caraco Pharmaceutical Laboratories, Ltd.
Quarterly Analysis (in US $ millions)

October 2005 - December 2005

Chain - 1.14MM
Dist - 5.20MM
Whole - 3.15MM
Mg Care - 2.99MM
Govt - 8.17MM

October 2006 - December 2006

Chain - 3.93MM
Dist - 6.32MM
Whole - 7.02MM
Mg Care - 4.50MM
Govt - 9.43MM

Caraco Pharmaceutical Laboratories, Ltd.
Net Sales by Trade Class

9
8
7
6
5
4
3
2
1
0
Oct - Dec 2005
Oct - Dec 2006
Chain
Dist
Whole
Mg Care
Govt

Caraco Pharmaceutical Laboratories, Ltd.
Net Sales by Trade Class

Growth Percentages

Chain : 244.7%

Dist : 21.5%

Whole : 122.9%

Mg Care : 50.5%

Govt : 15.4%

Third Quarter Fiscal 2007 Highlights

Signed Two Definitive Agreements

Recognized by One of the “Big Three
Wholesalers” in US as Best Trade
Representative for Companies Under $100
Million in Sales with that Wholesaler

Launched Phenytoin ER

Filed Two ANDAs with FDA (7 YTD) Bringing
Total Products Awaiting Approval to 19
Including Two Tentative Approvals

19
10
6
3
7
2
20
15
10
5
0
Y 2004
QT 2005
Fiscal 2006
YTD Fiscal 2007
Q3-F2007
Number of ANDA Filings
ANDAs Awaiting Approval*

Caraco Pharmaceutical Laboratories, Ltd.
Product Development Quarterly Filings (ANDAS)

*Includes two tentative FDA approvals

Capacity

Current Owned Facilities are
114,000 sq ft and Lease
Another 67,000 sq ft for Total
Footprint of Approximately
180,000 sq ft

Need to Build 100,000 -
125,000 sq ft Facility or Move
to 250,000 sq. ft cGMP
Facility for Complete
Company Move

Can Expand up to 450,000
sq ft at Current Sites

Fiscal 2007 Production is
Approximately 300 million
Tablets per month. Need to
Expand to 400 million Tablets
for Fiscal 2008

Currently Running Two Shifts,
Five Days a Week

Manual Equipment Being
Replaced by Automatic
Equipment as We Grow for
Better Throughput

Product Litigation

Lexapro – Teva/IVAX Lost First Case, Teva Appealed
Decision on November 6, 2006; Possible Upside if Caraco
Prevails. Forest was Denied Motion to Transfer its Action
Against Caraco to the United States District Court for the
District of Delaware; the Litigation will Proceed in Eastern
District of Michigan.

Prandin – First to File Position. Discovery Proceeding

Provigil – Determine Next Steps to Monetize, Awaiting
Tentative Approval

Ultracet – Ortho Filed Suit Based on New Patent Effective
August 1 st, which we Certified we do not Infringe;
Original Ruling from Lower Court Upheld by Federal
Appeals Court

Drivers Fiscal 2008

Approvals – Phenytoin ER

Pending Approvals

Increase / Maintain Share

Increase and Close Alternate Development
Projects

Drivers Fiscal 2008

Expand Current Development Streams
and Pursue New Opportunities

Improve Packaging

Continue Staff Improvements and
Succession Planning

Caraco Pharmaceutical Laboratories, Ltd.
Summary

Well Positioned to Execute Plan

We are Built to Fit the Current Competitive
Environment

Vertical Integration with Sun Allows us to Enjoy
Longer Lifecycles and Value on Products that We
Market

Large Basket of Products Awaiting Approval At FDA

CARACO
Thank You